SCHEDULE 14A

                                 (RULE 14A-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)


Filed by the registrant |_|
Filed by a party other than the registrant |X|

Check the appropriate box:

|X| Preliminary proxy statement.    |_| Confidential, for use of the Commission
                                        only (as permitted by Rule 14a-6(e)(2)).

|_| Definitive proxy statement.
|_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.
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                       (Name of Registrant as Specified in
                           Its Charter) INFINITY, INC.
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
                                 DAVID J. SMITH

Payment of filing fee (check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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|_| Fee paid previously with preliminary materials.
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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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                    Preliminary Copy - Subject to Completion

                              THE COMMITTEE FOR NEW
                             MANAGEMENT OF INFINITY

                             ________________, 1999

Dear Fellow Stockholder:

         The Committee For New Management of Infinity is made up of David J. Smith and Nils P. Peterson, two shareholders of Infinity, Inc. ("Infinity"), who have concluded that Infinity urgently requires a change in management. We are proposing to elect three independent directors that we believe bring a wealth of experience, enthusiasm and vigor to the Company. The enclosed Proxy Statement provides information on our independent slate of nominees.

         If you agree with us that Infinity needs new management, we need your vote. We urge you to return the enclosed [Color] proxy card and to vote for all the nominees of the Committee and for all the proposals of the Committee.

         IF YOU HAVE ALREADY RETURNED THE INCUMBENT BOARD OF DIRECTORS' [COLOR] PROXY CARD, YOU MAY REVOKE YOUR VOTE BY SIGNING, DATING AND RETURNING THE [COLOR] PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IT IS YOUR LAST DATED PROXY THAT COUNTS.


                                                              Sincerely,

                                                           THE COMMITTEE FOR NEW
                                                          MANAGEMENT OF INFINITY


         IMPORTANT -- IF YOUR SHARES OF COMMON STOCK OF INFINITY ARE HELD IN STREET NAME (THAT IS, IN YOUR BROKER'S OR CUSTODIAN'S NAME RATHER THAN YOUR
NAME), PLEASE RETURN YOUR PROXY CARD DIRECTLY TO YOUR BROKER OR CUSTODIAN'S PROXY DEPARTMENT. IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR STREET NAME SHARES, PLEASE CONTACT THE COMMITTEE AT ______________________________________,
TELEPHONE NUMBER _________________________.

                        PROXY STATEMENT OF THE COMMITTEE
                         FOR NEW MANAGEMENT OF INFINITY

         This Proxy Statement and the enclosed [Color] Proxy Card are furnished by the Committee for New Management of Infinity (the "Committee") in connection with the solicitation by the Committee of proxies from the holders of common stock, par value $.0001 per share (the "Common Stock"), of Infinity, Inc., a Colorado corporation ("Infinity" or the "Company"), to vote at the annual meeting of shareholders of the Company, or any special meeting held in advance of the annual meeting for the purpose of electing directors, including any adjournments or postponements thereof (the "Annual Meeting") scheduled to be held at ___________________ at _____________________ on October ______, 1999, to
nominate and elect to Infinity's Board of Directors (the "Board") the three director nominees of the Committee named herein (the "Committee Nominees").

         THE COMMITTEE RECOMMENDS THAT YOU VOTE IN FAVOR OF THE COMMITTEE NOMINEES.

         Shareholders of record of shares of Common Stock on ________________, 1999 (the "Record Date") are entitled to vote at the Annual Meeting. It is anticipated that this Proxy Statement and the [Color] Proxy Card will first be furnished to shareholders of the Company on or about ________________, 1999. On the Record Date, the members of the Committee beneficially owned an aggregate of 627,499 shares (or approximately ______%) of the Common Stock. The Committee intends to cause all of such shares to be voted for the Committee Nominees. See "Voting Securities and Principal Holders Thereof."

         BY SIGNING, DATING AND MAILING THE ENCLOSED [COLOR] PROXY CARD YOU WILL REVOKE ANY PREVIOUSLY DATED PROXY. ONLY YOUR LATEST-DATED PROXY WILL COUNT AT THE MEETING.

         THIS SOLICITATION IS BEING MADE ON BEHALF OF THE COMMITTEE AND NOT ON BEHALF OF THE EXISTING BOARD OF DIRECTORS OF INFINITY.

                                    IMPORTANT

         YOUR VOTE IS EXTREMELY IMPORTANT. If you agree with the Committee's efforts, the Committee asks for your support by immediately signing, dating and mailing the enclosed [Color] Proxy Card.

         SHARES IN YOUR NAME. No matter how many shares you own, vote "FOR" the Committee Nominees by signing, dating and mailing the enclosed [Color] Proxy Card. Sign the [Color] Proxy Card exactly as your name appears on the stock certificate regarding your shares.

         SHARES IN YOUR BROKER'S OR BANK'S NAME. If you hold your shares in the name of a brokerage firm, bank or other nominee, your broker, bank or other nominee cannot vote your shares for the Committee Nominees unless it receives your specific instructions. Please sign, date and mail as soon as possible the enclosed [Color] Proxy Card in the envelope that has been provided by your broker, bank or other nominee to be sure that your shares are voted, or contact the person responsible for your account and instruct that person to execute a [Color] Proxy Card on your behalf.

         WE URGE THAT YOU DO NOT SIGN AND RETURN THE [COLOR] PROXY CARD PROVIDED BY THE COMPANY. If you have already done so, your [Color] Proxy Card automatically will be revoked if you sign and return the enclosed [Color] Proxy Card.

         QUESTIONS AND ASSISTANCE. If you have any questions or need assistance in voting, please call __________________ at ______________________.

         PLEASE REMEMBER TO DATE YOUR PROXY CARD, AS ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING. IF YOU HAVE ANY DOUBTS AS TO WHETHER YOUR PROXY WILL BE RECEIVED IN TIME TO BE CAST AT THE ANNUAL MEETING, PLEASE CALL __________________ PROMPTLY.

                       FORMATION OF THE COMMITTEE AND THE
                          REASONS FOR THE SOLICITATION

         The members of the Committee are David J. Smith and Nils P. Peterson. Mr. Smith and Mr. Peterson formed the Committee to replace Infinity's existing Board of Directors because they believe that the Company's existing business plan and strategy, which has been formulated and implemented under the direction of the current Board of Directors and management, has demonstrably failed to enhance shareholder value and the Company's prospects. The closing price for the Common Stock on _____________, was $____________ (without giving effect to the recently implemented reverse stock split). The closing price of the Common stock on ______________, 1999, was $____________ (without giving effect to the recently implemented reverse stock split). This represents a decline in market value of $____________ or approximately __________%. The Company believes that the Company's current Board of Directors is not effectively and adequately representing the interests of the Company and its shareholders.

         The Committee believes that the election of independent, highly qualified individuals as directors of the Company would greatly improve the Board of Directors, providing to management the support necessary to increase the profitability of the Company and to enhance the value of the Company and its stock. The Committee believes that the Committee Nominees are highly qualified businessmen who will bring a wealth of experience, specialized knowledge, enthusiasm and vigor that will enhance the Company and its future activities and growth. The Committee believes that, if the Committee Nominees are elected as directors of the Company, they will immediately undertake a review of the Company's business plan and management to determine a plan to enhance shareholder value.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors currently consists of five (5) individuals, each of which has been elected to a one-year term or until a successor is elected and qualified.

         The Committee is proposing that the shareholders of Infinity elect the Committee Nominees to the Board at the Annual Meeting. The Committee Nominees named in the table below, each of whom has consented to serve as a director, if elected, would serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

         Name, Age and                 Principal Occupation and Business
         Business Address              Experience for the Past Five Years


         Nils P. Peterson              Since 1991, Mr. Peterson has been a self-
         Age 61                        employed private investor.  From 1974 to
         30 Preston Court              1990, Mr. Peterson served as Chief
         Swampscott, MA 01907          Investment Officer to Harvard Management
                                       Company,  a firm that acts as  investment
                                       advisor   to   the   Harvard   University
                                       endowment  funds.  From 1968 to 1974, Mr.
                                       Peterson  served  in  various  capacities
                                       (including  Senior Vice President,  Fixed
                                       Income Investments) of Thorndike,  Doran,
                                       Paine   and   Lewis,    the    investment
                                       management    division   of    Wellington
                                       Management Company.  Since December 1996,
                                       Mr.  Peterson has served as a director of
                                       Edge     Petroleum     Corporation,     a
                                       publicly-held    corporation   based   in
                                       Houston,  Texas.  Mr.  Peterson  formerly
                                       served as a  director  of  Boston  Mutual
                                       Life  Insurance  Co. and as a Director of
                                       Eastern  Bancorp,  Inc. Mr. Peterson also
                                       serves as the Overseer of the  Investment
                                       Committee  of the  Boston  Museum of Fine
                                       Arts,  and is the  Past  Chairman  of the
                                       Board of Trustees of North Shore  Medical
                                       Center   and   Past   President   of  the
                                       Citizen's   Scholarship   Foundation   of
                                       Marblehead, Inc. Mr. Peterson received an
                                       M.B.A. from the Harvard Graduate School of Business Administration, and a B.A. in Economics from Amherst College.

         David J. Smith                Mr. Smith has been a self-employed
         Age 56                        private investor since October 1977. From
         21 Maria Place                April 1996 to October 1997, Mr. Smith was
         Ponte Vedra Beach, FL 32082   President and a principal of Oak Creek
                                       Capital, an investment banking firm. From
                                       June 1983 to January 1987,  Mr. Smith was
                                       a partner at Sanford C.  Bernstein & Co.,
                                       Inc.,  a  New  York  research  and  money
                                       management  firm.  From  January  1987 to
                                       January  1988,  Mr. Smith was  affiliated
                                       with Alex Brown & Sons in Baltimore,  MD,
                                       and from June 1989 to February  1991, Mr.
                                       Smith was affiliated with Raymond James &
                                       Associates in St. Petersburg, FL, in both
                                       cases  in  the  areas  of  research   and
                                       corporate finance.  Mr. Smith also served
                                       as a lobbyist for General  Electric  from
                                       June 1979 to  December  1982.  From April
                                       1964 to April 1976,  Mr.  Smith served in
                                       the United  States  Air  Force,  where he
                                       flew  fighter  aircraft.  Mr.  Smith is a
                                       decorated Vietnam Veteran. He received an
                                       M.B.A. from the University of Nevada, Las
                                       Vegas,  an M.A. in Foreign  Affairs  from
                                       Georgetown  University,  and  a  B.A.  in
                                       Criminology     from    Florida     State
                                       University.

         John B. Stone                 Mr. Stone is a private entrepreneur with
         Age 62                        interests in commercial and residential
         P.O. Box 7367                 real estate development.  Mr. Stone also
         Breckenridge, CO 80424-7367   serves as a test pilot for Continental
                                       Airlines.  From June  1977 to June  1988,
                                       Mr.    Stone    served    as    Executive
                                       Vice-President,   Chief   Counsel  and  a
                                       director of Rocky Mountain Airways, Inc.,
                                       which formerly was a public company based
                                       in  Colorado.  From May 1973 to May 1977,
                                       Mr.  Stone  was  engaged  in the  private
                                       practice of law in Colorado practicing in
                                       the areas of  corporate  and  partnership
                                       law. A decorated  Vietnam  fighter pilot,
                                       Mr.  Stone  retired  as a Colonel  in the
                                       U.S.  Air Force  Reserves  in 1986.  Col.
                                       Stone  received  his law degree  from the
                                       University   of  Denver  and  a  B.A.  in
                                       Geological     Engineering    from    the

                                       University of Mississippi. Col. Stone is a member of the Colorado Bar.

         The Committee has only nominated three persons to be elected as directors. Currently, the Company has five directors, and the Committee expects that Company will nominate persons for each of the five director positions. If so, the five nominees who receive the greatest number of votes will be elected. The three nominees who receive the least number of votes will not be elected.

         Shareholders who use the Committee's proxy card will only be able to vote for three director nominees: Nils P. Peterson, David J. Smith, and John B. Stone. Shareholders who use the Company's Proxy Card will be able to vote for five nominees but will not be able to vote for Mr. Peterson, Mr. Smith or Mr. Stone because they will not be named on the Company's Proxy Card. Shareholders are not permitted to use both Proxy Cards; thus, shareholders cannot vote for the three nominees on the Committee's Proxy Card and also vote for the five other nominees using the Company's Proxy Card. If shareholders use the Committee's Proxy Card, they will not be able to vote for a fourth and fifth director. If the Committee's nominees are elected, the fourth and fifth seats will be filled by the two nominees listed on the Company's Proxy Card who receive the greatest number of votes from other shareholders. The Committee believes that to be a very small price to pay in order to elect three truly independent directors.

         The Committee has nominated Mr. Peterson, Mr. Smith and Mr. Stone because he believes that Infinity will benefit from the participation on the Board of Directors of new people who have not been selected by the existing Board of Directors. Mr. Peterson and Mr. Smith are investor shareholders who, with the exception of their share ownership, have no personal economic interest in the Company. Mr. Stone is not a shareholder of the Company and has no personal economic interest in the Company. The Committee Nominees are independent of management. The Committee believes that they will, if elected, pursue the best interest of the shareholders of Infinity. The Committee has no agreement with any of the Committee Nominees regarding their service on the Board of Directors other than the Committee's expectation that they will discharge their duties as directors in accordance with applicable law and in the best interests of the Company.

         THE COMMITTEE URGES YOU TO VOTE FOR NILS P. PETERSON, DAVID J. SMITH AND JOHN B. STONE, WHO ARE THE ONLY PERSONS WHO WERE NOT NOMINATED BY EXISTING MANAGEMENT.

         It is anticipated that each Committee Nominee, upon election, will receive director's fees, consistent with the Company's compensation policies and plans applicable to all of its directors as such policies and plans may exist from time to time.

         Annex II sets forth certain additional information regarding the Committee and the Committee Nominees.

                        OWNERSHIP OF SHARES BY COMMITTEE
                          MEMBERS AND DIRECTOR NOMINEES

         David J. Smith, one of the members of the Committee and one of the Committee Nominees, beneficially owns 361,499 shares of Common Stock. Nils P. Peterson, one of the members of the Committee and one of the Committee Nominees, beneficially owns 266,000 shares of the Common Stock. John B. Stone, the third Committee Nominee, does not beneficially own any shares of Common Stock.

         By reason of the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Mr. Peterson and Mr. Smith may be deemed to be a "group" by reason of the provisions of Rule 13d-5 under the Exchange Act. The group consisting of these persons may be deemed to own all shares of Common Stock beneficially owned by Mr. Smith and Mr. Peterson.

         Annex I included in this Proxy Statement sets forth certain additional information regarding the Common Stock owned by the Committee Nominees. Except as set forth in this Proxy Statement, none of Mr. Smith, Mr. Peterson or Mr. Stone, or any associate of the foregoing, directly or indirectly owns any securities of the Company or any subsidiaries of the Company, beneficially or of record, has the right to acquire beneficial ownership of such securities within sixty days, or has purchased or sold such securities in the past two years.

                         QUORUM AND VOTING REQUIREMENTS

         The securities that may be voted at the Annual Meeting consist of shares of Common Stock of Infinity, par value $.0001 per share (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting.

         The close of business on _____________, 1999 has been established by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to notice of and vote at the Annual Meeting and any adjournments thereof. The total number of shares for Common Stock outstanding on the Record Date was _____________.

         The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.
 In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. The election of directors will be determined by a plurality of the votes cast. With respect to any action to be taken at the Annual Meeting other than the election of directors, the affirmative vote of the majority of those shares present and voting on such matters will be required. Valid proxies which are marked "Abstain" or "Withhold" or as to which no vote is marked, including proxies submitted by brokers that are the record owners of shares (so called "Broker Non-Votes") are required to be included in determining in the number of votes present or represented at the Annual Meeting. Broker

Non-Votes will not be counted, however, as votes cast on a proposal and will have no effect on matters to be voted upon except that they will be counted for purposes of determining a quorum.

                            HOW PROXIES WILL BE VOTED

         Each proxy executed pursuant to this solicitation by the Committee, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this proxy statement as the Committee Nominees for election to the Board of Directors. In addition, each proxy executed pursuant to this solicitation by the Committee, unless the shareholder otherwise specifies therein, will be voted "FOR" any proposal to adjourn the Annual Meeting to a later date which is proposed or recommended by the Committee and "AGAINST" any proposal to adjourn the Annual Meeting to a later date which is not proposed or recommended by the Committee. The Committee will vote each proxy executed pursuant to this solicitation by the Committee, in its discretion, upon all such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with those specifications.

                              REVOCATION OF PROXIES

         Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (i) by given written notice to the Secretary of the Company of such revocation, (ii) by appearing in person at the meeting and giving written notice of revocation to the Secretary of the Company on a form provided at the meeting or (iii) by executing and delivering to the Secretary of the Company a later dated proxy. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice of revocation should be sent to Corporate Secretary, Infinity, Inc., 211 West 14th Street, Chanute, Kansas 66720. Please also send a copy to ____________________ at _____________________________. Shareholders whose shares are not registered in their names will need documentation from the record holder of the shares to vote personally at the Annual Meeting.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

         The shares of Common Stock constitute the only class of outstanding voting securities of the Company. Accordingly, only holders of Common Stock are entitled to vote at the Annual Meeting or execute proxies in connection therewith. The Company stated in the Company's Proxy Statement that as of the Record Date, there were ________ shares of Common Stock outstanding. Each share of Common Stock entitles its record holder to one vote. Shareholders of the Company do not have cumulative voting rights.

         The following table sets forth, as of the Record Date, the name of each person who owned beneficially more than five percent of the shares of Common Stock outstanding at such date and, in addition, by each director and officer of the Company, the number of shares owned by each person, the percentage of the outstanding shares represented thereby, and certain information with respect to such person. The information below is based on information reported by the Company in the Company's Proxy Statement.

NAME & ADDRESS                   AMOUNT & NATURE OF
OF BENEFICIAL OWNERS             BENEFICIAL OWNERSHIP           PERCENT OF CLASS
--------------------             --------------------           ----------------

Stanton E. Ross                         1,853,285                   15.3%
211 West 14th Street
Chanute, KS 66720

John C. Garrison                          130,000                    1.1%
7211 High Drive
Prairie Village, KS 66208

Don W. Appleby                            100,000                    0.8%
3701 S.W. 36th Street
Topeka, KS 66614

Stephen J. Skaggs                             842                      --
211 West 14th Street
Chanute, KS 66720

Jeffrey L. Dale                             1,500                      --
1027 West 5th Street
Chanute, KS 66720

All Directors and Executive             2,085,627                   16.9%
 Officers as a Group
 (5 Persons)


         (1) Includes 166,668 shares which may be purchased within 60 days under stock options held by Mr. Ross.

         (2) Includes 125,000 shares which may be purchased within 60 days under stock options held by Mr. Garrison.

         (3) Represents 100,000 shares which may be purchased within 60 days under stock options held by Mr. Appleby.

         (4) Includes 600 shares which may be purchased within 60 days under stock options held by Mr. Skaggs.

                             SOLICITATION OF PROXIES

         Solicitation of proxies will be made by Mr. Smith and Mr. Peterson. In addition, the Committee may retain a proxy solicitation firm to assist the Committee in connection with communications to shareholders and to provide other services in connection with the solicitation of proxies. Proxies will be solicited by mail, advertisement, telephone or telecopier and in person. Except for any proxy solicitation firm engaged by the Committee, no persons will receive any compensation for such solicitation.

         Banks, brokers, custodians, nominees and fiduciaries may be requested to forward solicitation material to beneficial owners of the shares of Common Stock. The Committee will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable expenses for sending solicitation material to the beneficial owners on behalf of the Committee.

         The cost of this solicitation of proxies with respect to the Committee Nominees will be borne by the Committee. Costs related to the solicitation of proxies with respect to the election of the Committee Nominees include expenditures for attorneys, accountants, financial advisors, proxy solicitors, public relation advisors, printing, advertising, postage, litigation and related expenses and filing fees and are expected to aggregate approximately $________________. To date, the Committee has spent approximately $_________________ of such total estimated expenditures.

         The Committee intends to seek reimbursement from the Company for the cost incurred in connection with this proxy solicitation. Such request for reimbursement will not be submitted to a vote of the Company's shareholders.

                                  ANNUAL REPORT

         The Annual Report to Shareholders covering Infinity's fiscal year ended December 31, 1998, including financial statements, is required to be furnished to shareholders by the Board of Directors of Infinity. Such Annual Report to Shareholders does not form any part of the material for this solicitation of proxies.

                     INFORMATION IN BOARD'S PROXY STATEMENT

         This Proxy Statement is being delivered to Shareholders of Infinity in connection with solicitation of proxies by the Committee for use at the Annual Meeting. It is expected that the Board of Directors of Infinity will also solicit proxies for use at the Annual Meeting and will furnish a Proxy Statement in connection therewith (the "Company's Proxy Statement"). Neither the Committee, the Committee Nominees, nor any of their affiliates is presently an officer or director, or otherwise engaged in management of Infinity. Consequently, the Committee does not have current information about Infinity and its management such as is required by the rules of the Securities and Exchange Commission to be disclosed in a proxy statement. Accordingly, reference is made to the Company's Proxy Statement for such information. However, the Committee does not make any representation as to the accuracy or completeness of such information.

                                 OTHER BUSINESS

         The Committee is not aware of any other business to be conducted at the Annual Meeting. However, the Committee is seeking authority to vote for any proposal to adjourn the Annual Meeting to a later date which is proposed or recommended by the Committee and against any proposal to adjourn the Annual Meeting to a later date which is not proposed or recommended by the Committee. Should any other matter come before the Annual Meeting, the Committee will vote in its discretion all shares covered by [Color] Proxy Cards with respect to such matters.




Dated: ____________________, 1999                          THE COMMITTEE FOR NEW
                                                          MANAGEMENT OF INFINITY


                                     ANNEX I
                          CERTAIN INFORMATION REGARDING
                               COMMITTEE NOMINEES

         To the knowledge of the members of the Committee, except as set forth in this Proxy Statement, none of the members of the Committee nor any of the Committee Nominees has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting, except for the election of the directors.

         During the past ten years, none of the members of the Committee nor the Committee Nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

         No part of the purchase price of any of the shares of Common Stock beneficially owned by any of the members of the Committee or the Committee Nominees is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

         The members of the Committee have agreed to form the Committee and solicit proxies as described in this Proxy Statement, and each of the Committee Nominees has consented to serve as a director of the Company if elected. Except as described above or elsewhere in this Proxy Statement, none of the members of the Committee or the Committee Nominees is, or within the past year has been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company.

         None of the members of the Committee or the Committee Nominees or any associate of the foregoing, has any arrangement or understanding with any person

(i) with respect to any future  employment  by the Company or its  affiliates or
(ii) with respect to any future transaction to which the Company or any of its affiliates will or may be a party.

         There are no pending legal proceedings in which the members of the Committee or the Committee Nominees or any of their associates are a party adverse to the Company or any of its affiliates or in which any of the members of the Committee or the Committee Nominees or any of their associates has an interest adverse to the Company or any of its affiliates.

         None of the members of the Committee or the Committee Nominees holds any position or office with the Company or any parent, subsidiary or affiliate of the Company, and none has ever served as a director of the Company or any parent, subsidiary or affiliate of the Company.

         None of the Committee Nominees has any family relationship, by blood, marriage or adoption, to any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company.

         David J. Smith was President and a principal of Oak Creek Capital, an investment banking firm, from April 1996 to October 1997. On August 20, 1997, Oak Creek Capital was engaged by Infinity to provide investment banking advice and services in connection with the review of Infinity's financial alternatives. Pursuant to this agreement, Infinity agreed to grant to Oak Creek Capital options to purchase 150,000 shares of Infinity common stock at an exercise price of $2.37 per share if a transaction involving Infinity was completed. No options were ever moved pursuant to the Agreement. Mr. Smith resigned from Oak Creek Capital in October 1997.

         During the last three fiscal years, no compensation was awarded to, earned by, or paid to any of the Committee Nominees by any person for any services rendered in capacity to the Company or its subsidiaries.

                                    ANNEX II

         Within the past two years, the members of the Committee and the Committee Nominees have engaged in the following transactions in securities of the Company. In each such transaction, the securities acquired or disposed of consisted of shares of the Common Stock. Except as otherwise below, all transactions were effected on the NASDAQ Small Cap Market.

Person Engaging                   Transaction   Number of      Number of Shares
  in Transaction                     Date     Shares Acquired     Disposed of

Nils P. Peterson                    1/24/97       10,000               --

                                    5/22/97       10,000               --

Nils P. Peterson IRA                5/30/97        1,500               --

                                    6/02/97        23,500             --

                                    06/03/97       25,000             --

                                    07/09/97       39,000             --

                                    07/10/97       11,000             --

Susan W. Peterson                   01/24/97       10,000             --
(See Note 1 below)
                                    05/12/97        5,000             --

                                    05/13/97        5,000             --

                                    07/08/97        5,000             --

                                    07/09/97       25,000             --

Susan W. Peterson IRA               07/08/97        2,500             --
(See Note 1 below)
                                    07/09/97        2,500             --

Margaret W. Woodfin &
Nils P. Peterson, Trustees          05/30/97       10,000             --
(See Note 2 below)
                                    06/11/97        2,000             --

                                    06/12/97        1,000             --

                                    06/13/97        2,000             --

                                    07/09/97       10,000             --

Kirstin Peterson                    02/06/97        4,000             --
(See Note 3 below)
                                    06/02/97        5,000             --

                                    07/09/97        5,000             --

Kirstin Peterson IRA                07/09/97        5,000             --
(See Note 3 below)
                                    02/15/99         --               5,000

Gretchen Peterson                   02/04/97        4,000             --
(See Note 3 below)

                                    06/02/97           5,000          --

                                    07/09/97           5,000          --

Gretchen Peterson IRA               07/09/97           5,000          --

Nils P. Peterson, Jr                02/04/97           2,000          --
(See Note 3 below)
                                    02/06/97           2,000          --

                                    06/02/97           5,000          --

                                    07/09/97           5,000          --

Nils P. Peterson, Jr. IRA           07/09/97           5,000          --
(See Note 3 below)

Marilyn Woodfin                     07/14/97           4,000          --
(See Note 3 below)

E. Gray Woodfin                     07/08/97          10,000          --
(See Note 3 below)

David J. Smith                      07/17/97           --             5,000

                                    07/22/97           --             5,000

                                    07/23/97           --             5,000

                                    10/10/97           --           111,800

                                    10/13/97           --             1,000

                                    10/14/97           --            50,000

                                    10/17/97           --            14,000

                                    10/20/97           --            31,000

                                    10/21/97           --            20,000

                                    10/22/97           --             9,000

                                    12/04/97          10,000               --

                                    12/10/97          10,000          --

                                    12/11/97          15,000          --

                                    12/12/97          65,000          --

                                    12/15/97          20,000          --

                                    12/16/97          15,000          --

                                    12/17/97           3,000          --

                                    12/22/97          10,000          --

                                    12/31/97           2,500          --

                                    01/02/98          10,100          --

                                    01/05/98          10,000          --

                                    01/08/98          25,000          --

                                    01/09/98          15,000          --

                                    01/13/98          10,000          --

                                    02/05/98          10,000          --

                                    04/27/98            --            10,000

                                    05/13/98            --            19,500

                                    11/30/98          49,600          --

                                    12/03/98          25,000          --

                                    12/04/98          23,400          --

                                    02/12/99          63,499          --


Notes:

         1. Susan W. Peterson is the wife of Nils P. Peterson.

         2. Margaret W. Woodfin and Nils P. Peterson are co-trustees of a trust which engaged in certain transactions in Infinity common stock described above.

         3. Kirstin Peterson, Gretchen Peterson and Nils P. Peterson, Jr., are the adult children of Nils P. Peterson. Marilyn Woodfin is the sister-in-law of Nils P. Peterson, and E. Gray Woodfin is the brother-in-law of Nils P. Peterson. Nils P. Peterson may be deemed to be the beneficial owner of the Infinity common stock owned by such persons by virtue of Mr. Peterson having agency powers with respect to the brokerage accounts maintained by such persons.

          Preliminary Copy-- Subject to Completion [Form of Proxy Card]


                               [COLOR] PROXY CARD

                        ANNUAL MEETING OF STOCKHOLDERS OF
                                 INFINITY, INC.
               TO BE HELD ON _______________, 1999 TO VOTE FOR THE
                        DIRECTOR NOMINEES SET FORTH BELOW


                THIS PROXY IS SOLICITED BY COMMITTEE TO ELECT NEW
                MANAGEMENT OF INFINITY (The "COMMITTEE") AND NOT
                       BY THE COMPANY'S BOARD OF DIRECTORS

       The undersigned hereby appoints David J. Smith and Nils P. Peterson with full power of substitution, as proxy of the undersigned to vote all of the common stock, par value $.0001 (the "Common Stock"), of Infinity, Inc. (the "Company"), that the undersigned is entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at ______________________, ________________________, on _______________, _______________, 1999 at 10:00 A.M., and at any
                 and all adjournments or postponements thereof.

1.       ELECTION OF DIRECTORS.

         THE COMMITTEE RECOMMENDS A VOTE FOR THE FOLLOWING
DIRECTOR NOMINEES

         Election of Nils P. Peterson, David J. Smith and John B. Stone.

[   ]  FOR ALL NOMINEES LISTED ABOVE         [  ]  WITHHOLD AUTHORITY
       (EXCEPT AS MARKED TO THE                    TO VOTE FOR ALL NOMINEES
       CONTRARY BELOW)                             LISTED ABOVE

INSTRUCTIONS. To withhold authority to vote for the election of one or more of such candidate(s), mark FOR above and write the name(s) of the person(s) with respect to whom you wish to withhold authority in the following space.

                  --------------------------------------------

             (CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE)

Proposals to Adjourn the Special Meeting

The Soliciting  Shareholder recommends that you vote for Item 2 and against Item
3.

2. Proposal to adjourn the Annual Meeting to a later date which is proposed or recommended by the Committee.

         [   ] Against            [   ] For                  [   ] Abstain

3. Proposal to adjourn the Annual Meeting to a later date which is not proposed or recommended by the Committee.

         [   ] Against            [   ] For                  [   ] Abstain


         The above-named proxies of the undersigned are authorized to vote, in their discretion, upon such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER MARKED HEREIN BY THE UNDERSIGNED. IF NO MARKING IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE COMMITTEE'S NOMINEES DESCRIBED ABOVE, FOR ITEM 2 AND AGAINST
ITEM 3. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF THE COMMITTEE DATED __________________, 1999, SOLICITING PROXIES FOR THE ANNUAL MEETING.

         ALL PREVIOUS PROXIES GIVEN BY THE UNDERSIGNED TO VOTE AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF ARE HEREBY REVOKED.


                               Dated: ________________________, 1999


                              ------------------------------------
                                             Signature


                              -------------------------------------
                                   Signature, if held jointly

                              -------------------------------------
                                      Title of Authority

                                                     Please  date this Proxy and
                                                     sign  it  exactly  as  your
                                                     name  or  names  appear  on
                                                     your stock  certificates or
                                                     on a label affixed  hereto.
                                                     When    shares   are   held
                                                     jointly,  EACH joint  owner
                                                     should  sign.  When signing
                                                     as   attorney,    executor,
                                                     administrator,     trustee,
                                                     guardian,         corporate
                                                     officer,  etc.,  give  full
                                                     title  as such.  If  shares
                                                     are held by a  corporation,
                                                     please    sign    in   full
                                                     corporate name by President
                                                     or     other     authorized
                                                     officer. If shares are held
                                                     by  a  partnership,  please
                                                     sign in partnership name by
                                                     an authorized person.


                 PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY
                           IN THE ENCLOSED ENVELOPE TO
         _________________________, AT _______________________________.

If you need assistance in voting your shares, please call ____________________ at _________________________.